                                                                    Exhibit 10.k

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

SUBJECT:      PERFORMANCE INCENTIVE PLAN - 2000

POLICY


CERTAIN EXEMPT EMPLOYEES OF THE CORPORATION AND ITS SUBSIDIARIES SHALL BE GIVEN CONSIDERATION FOR PAYMENT UNDER THE CORPORATION'S PERFORMANCE INCENTIVE PLAN.

PAYMENTS WILL GENERALLY BE CONSIDERED ON THE BASIS OF CORPORATE AND HUFFY COMPANY FINANCIAL RESULTS AND, FOR SOME POSITIONS, INDIVIDUAL PERFORMANCE AGAINST OBJECTIVES.

THE SCHEDULES SET FORTH BELOW ARE GUIDELINES ONLY AND PAYMENTS MAY BE MODIFIED OR OMITTED BY MANAGEMENT, OR BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS, IN THEIR SOLE DISCRETION.

PAYMENTS SHALL BE MADE ONLY TO EMPLOYEES WHOSE PERFORMANCE IS ACCEPTABLE, AS DETERMINED AT THE SOLE DISCRETION OF HUFFY CORPORATION.

FINANCIAL INCENTIVE
-------------------

I. Basis and Level of Awards
   -------------------------

                                         Incentive Opportunity as a % of
                                               Actual Base Salary
                                               ------------------
                                        Thresh.      Target       Max
                                        -------      ------       ---

A. Chairman's                                                             (REV)
   Corporate E.P.S. vs. PP              3 2/3%      14 2/3%    29 1/3%
   Corporate BONA vs. PP                3 2/3%      14 2/3%    29 1/3%
   Cash Flow vs. PP                     3 2/3%      14 2/3%    29

                                         11.0%        44.0%      88.0%
B.   Other Corporate Officers'                                            (REV)
     Corporate E.P.S. vs. PP              2.0%         8.0%      16.0%
     Corporate RONA vs. PP                2.0%         8.0%      16.0%
     Cash Flow vs. PP                     2.0%         8.0%      16.0%
                                          6.0%        24.0%      48.0%
C. Huffy Company Presidents
   ------------------------

   1. HSC, HSF and WIS

        Huffy Company RONA vs. PP         4.0%         8.0%      16.0%
        Huffy Company EBIT vs. PP         4.0%         8.0%      16.0%
        Huffy Company Cash Flow vs. PP    4.0%         8.0%      16.0%
                                         12.0%        24.0%      48.0%

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

--------------------------------------------------------------------------------

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2000

   2.  HBC'                                                                                                (REV)
       Huffy Company RONA vs. PP                                       4.0%          8.0%       16.0%
       Huffy Company EBIT vs. PP                                       4.0%          8.0%       16.0%
       Huffy Company Cash Flow vs. PP                                  4.0%          8.0%       16.0%
                                                                      12.0%         24.0%       48.0%
D. Huffy Company Staffs
   --------------------

   1.  HSC, HSF and WIS

       Huffy Company RONA vs. PP                                     3-1/3%        6-2/3%     13-1/3%
       Huffy Company EBIT vs. PP                                     3-1/3%        6-2/3%     13-1/3%
       Huffy Company Cash Flow vs. PP                                3-1/3%        6-2/3%     13-1/3%
                                                                      10.0%         20.0%       40.0%
   2.  HBC'                                                                                               (REV)
       Huffy Company RONA vs. PP                                     3-1/3%        6-2/3%     13-1/3%
       Huffy Company EBIT vs. PP                                     3-1/3%        6-2/3%     13-1/3%
       Huffy Company Cash Flow vs. PP                                3-1/3%        6-2/3%     13-1/3%
                                                                      10.0%         20.0%       40.0%
   3.  HSF VP/GM - In-Home(2)                                                                             (REV)
       In-Home EBIT vs. PP                                            3.75%          7.5%       15.0%
       HSF EBIT vs. PP                                                1.25%          2.5%        5.0%
       HSF RONA vs. PP                                                2.50%          5.0%       10.0%
       HSF Cash Flow vs. PP                                            2.5%          5.0%       10.0%
                                                                     10.00%         20.0%       40.0%
   4.  HSF VP - In-Store(2)                                                                               (REV)
       In-Store EBIT vs. PP                                           3.75%          7.5%       15.0%
       HSF EBIT vs. PP                                                1.25%          2.5%        5.0%
       HSF RONA vs. PP                                                 2.5%          5.0%       10.0%
       HSF Cash Flow vs. PP                                            2.5%          5.0%       10.0%
                                                                     10.00%         20.0%       40.0%

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

--------------------------------------------------------------------------------

SUBJECT:     PERFORMANCE INCENTIVE PLAN - 2000

 5.  VP/GM - Merchandising(2)                                            (REV)
     Merchandising EBIT vs. PP         3.75%       7.5%          15.0%
     HSF EBIT vs. PP                   1.25%       2.5%           5.0%
     HSF RONA vs. PP                    2.5%       5.0%          10.0%
     HSF Cash Flow vs. PP               2.5%       5.0%          10.0%
                                      10.00%      20.0%          40.0%
 6. VP - Home Center

     HSF Cash Flow                     1.25%      2.50%          5.00%
     HSF RONA                          1.25%      2.50%          5.00%
     In - Home Margin Obj              2.50%      5.00%        110.00%
     In - Home Sales Obj               5.00%     10.00%         20.00%
                                      10.00%     20.00%         40.00%

 7.  Other HSF Staff Level(2)                                            (REV)
     In-Store EBIT vs. PP              2.50%       5.0%          10.0%
     Merchandising EBIT vs. PP         1.25%       2.5%           5.0%
     In-Home -EBIT vs. PP              1.25%       2.5%           5.0%
     HSF RONA vs. PP                   2.50%       5.0%          10.0%
     HSF Cash Flow vs. PP              2.50%       5.0%          10.0%
                                      10.00%      20.0%          40.0%


Note: 1. For 2000 only, the incentive opportunities for these groups     (REV)
         will exclude Cash Flow, due to the impact of sourcing during (REV) the HBC business transition. Cash Flow opportunity will be (REV) prorated to the remaining opportunity components.
      2. For 2000, only HSF staff positions will be eligible for the award generated under the criteria noted in #3 through #6, or #1, whichever is greater.

E. Corporate Exempt
   ----------------

   1. Staff Level Positions

      Corporate E.P.S. vs. PP           1-2/3%    6-2/3%      13-1/3%
      Corporate RONA vs. PP             1-2/3%    6-2/3%      13-1/3%
      Cash Flow vs. PP                  1-2/3%    6-2/3%      13-1 /3%
                                        5.0%      20.0%       40.0%

   2. Other Corporate Exempt

      Corporate E.P.S. vs. PP           2/3%      2-2/3%      5-1/3%
      Corporate RONA vs. PP             2/3%      2-2/3%      5-1/3%
      Cash Flow vs. PP                  2/3%      2-2/3%      5-1/3%
                                        2.0%      8.0%        16.0%

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

--------------------------------------------------------------------------------

SUBJECT:      PERFORMANCE INCENTIVE PLAN - 2000

F. Other Exempt
   ------------

   1. Huffy Company Exempt, except
      WIS Exempt, certain HSF & HSC
      Sales Personnel, certain HSF
      Exempt, and HSC Exempt

   Note: Sales incentive plans exist for certain personnel at HSC, HSF & WIS.
         The most current version of which are on file in the Corporate Human Resources Department.

      Huffy Company EBIT vs. PP                            1-2/3%       3-113%      6-2/3%
      Huffy Company RONA vs. PP                            1-2/3%       3-1/3%      6-2/3%
      Huffy Company Cash Flow vs. PP                       1-2/3%       3-1 /3%     6-2/3%
                                                           5.0%         10.0%       20.0%

2. HSF Customer Service Managers

      HSF In-Home EBIT vs. PP                              1.875%       3.75%       7.5%
      HSF EBIT vs. PP                                      0.625%       1.25%       2.5%
      HSF RONA vs. PP                                      2.500%       5.00%       10.0%

3. HSF Merch Business Manager                              5.000%       10.0%       20.0%
    HSF Manager Program Management

      Merchandising EBIT vs. PP                            1.875%       3.75%       7.5%
      HSF EBIT vs. PP                                      0.625%       1.25%       2.5%
      HSF RONA vs. PP                                      2.500%       5.00%       10.0%
                                                           5.000%       10.0%       20.0%

4. HSF Regional Managers
    In Store and Merchandising
    National Operations Manager - In Home
    National Operations Manager - Wal*Mart
      Responsibility Specific Cust. Satisfaction Results   1.250%       2.50%       5.0%
      Responsibility Specific Gross Field Margin $ vs. PP  1.250%       2.50%       5.0%

      HFS EBIT vs. PP                                      0.625%       2.50%       5.0%
      HSF RONA vs. PP                                      0.625%       2.50%       5.0%
                                                           -----        ----        ----
                                                           3.750%       10.0%       20.0%

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

--------------------------------------------------------------------------------

SUBJECT:  PERFORMANCE INCENTIVE PLAN - 2000


5. HSF Area Managers - Assembly, Home Center, Wal*Mart
   HSF Area Managers - In Home
   HSF Zone Managers - Merch
     Responsibility Specific Cust. Satisfaction Results       1.250%       2.50%     5.0%
     Responsibility Specific Gross Field Margin $ vs. PP      1.250%       2.50%     5.0%

      HFS EBIT vs. PP                                         0.625%       2.50%     5.0%
      HSF RONA vs. PP                                         0.625%       2.50%     5.0%
                                                              -----        ----      ---
                                                              3.750%       10.0%

6. HSF Market Managers - In Home
   HSF Service Managers - In Store
   HSF Assistant Zone managers (assigned zone)
   (Level below AM in each business)
     Area Segment Margin $ vs. PP $                            1.25%       2.50%     5.0%
     HFS EBIT vs. PP                                          0.625%       2.50%     5.0%
     HSF RONA vs. PP                                          0.625%       2.50%     5.0%
                                                              -----        ----      ---
                                                              2.500%       5.00%     10.0%

'Responsibility Specific customer Satisfaction Results       99.500%      99.70%     99.9%

7. All WIS exempt positions with Manager or Director titles (excluding WIS National Sales
   Manager and WIS Field Management Personnel)

      Huffy Company EBIT vs. PP                                 2.5%        5.0%     10.0%
      Huffy Company RONA vs. PP                                 2.5%        5.0%     10.0%
                                                               ----        ----      ----
                                                                5.0%       10.0%     20.0%

8. Other WIS Exempt employees
   (excluding WIS Field
   Management, WIS National Sales Manager,
   WIS Service Managers, WIS Managers -In-Training,
   WIS National Account Managers and WIS
   Account Managers)

      Huffy Company EBIT vs. PP                                1.25%       2.5%       5.0%
      Huffy Company RONA vs. PP                                1.25%       2.5%       5.0%
                                                               2.50%       5.0%     '10.0%

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

--------------------------------------------------------------------------------

Subject:     PERFORMANCE INCENTIVE PLAN - 2000

II. Huffy Company Presidents, in lieu of bonus criteria otherwise specified for bonus eligible personnel in this Policy 128 and related supplements, may specify not more than two bonus measures totaling a maximum of 50% of any individual's bonus opportunity. Such measures must be specific, quantifiable criteria which are explicitly part of the Huffy Company's profit plan. They must be documented, including award scales, and submitted to the Director, Corporate Human Resources, and approved by the Vice President Human Resources and Organization Development prior to the beginning of the calendar year for which they are applicable.

III. Award Scales'

     Huffy Company (excluding HSF) RONA vs. Plan

     Huffy Company EBIT vs. Plan                                 % of Targeted

     and Huffy Company Cash Flow Vs. Plan                        Award Earned(2)
     ------------------------------------                        ------------

        Under   90%                                                      -0
                90% Threshold                                            50
                95%                                                      75
        100%  Target                                                    100
               105%                                                 133 1/3
               110%                                                 166 2/3
               115%                                                     200

     Corporate RONA vs. Plan
     Corporate Cash Flow vs. Plan                                % of Targeted
     Corporate Eps vs. Plan                                      Award Earned(2)
     ----------------------                                      ------------
        Under   85%                                                      -0
                85% Threshold                                            25
                90%                                                      50
                95%                                                      75
               100% Target                                              100
               110%                                                     150
               120% Maximum                                             200

                                                                  %  of Target
     HSF RONA vs. Plan                                           Award Earned(2)
     -----------------                                           ------------
        Under  90%                                                       -0
               90% Threshold                                             50
               95%                                                       75
               100% Target                                              100
               105%                                                     150
               110% Maximum                                             200

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

SUBJECT:  PERFORMANCE INCENTIVE PLAN - 2000

              HSF District Gross                         % of Targeted
              Field Profit $ VS. PP                      Award Earned(2)
              ---------------------                      -------------
               Under       90%                                 -0
                           90                                  25
                          100                                 100
                          110+                                200

              HSF Area Gross Field                       % of Targeted

              Margin $  Vs. PP                           Award Earned
              ----------------                           ------------
               Under      90%                                  -0
                          90                                   25
                         100                                  100
                         110+                                 200

                                                         % of Targeted

              HSF In-Store EBIT                          Award Earned
              -----------------                          ------------
               Under     90%                                   -0-
                         90    Threshold                       50
                         95                                    75
                        100    Target                         100
                        105                                  1331/3
                        110                                  1662/3
                        115    Maximum                        200

              HSF Modified In-Store EBIT
              --------------------------

               Under     90%                                    0
                         90% Threshold                         50
                        100% Target                           100
                             105.4% Maximum                   200

              HSF In-Home EBIT
              ----------------

               Under  113.3%                                    0
                             113.3% Threshold                  50
                               100% Target                    100
                              80.0% Maximum                   200

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

--------------------------------------------------------------------------------

SUBJECT:     PERFORMANCE INCENTIVE PLAN - 2000


       HSF Merchandising EBIT
       ----------------------

        Under      72.4%                                                       0
                   72.4% Threshold                                            50
                   100% Target                                               100
                   137.9% Maximum                                            200

       HSF District Gross Field Profit % vs. PP                         % of Targeted

       HSF Area Gross Field Margin % vs. PP                              Award Earned
       ------------------------------------                              ------------
       Greater than -1.00% below                                              -0-
                       -1.00%                  Threshold                      25
                       -0.67%                                                 50
                       -0.33%                                                 75
                 Profit Plan%                  Target                        100
                       +0.5%

                                                                             133
                       +1.0%                                                 167
                       +1.5%                   Maximum                       200

       HSF Merchandising Actual Gross Field Profit Percent vs. PP%
       -----------------------------------------------------------

       Greater than 1.00% below                                                0
                       1.00                    Threshold                      25
                       0.67                                                   50
                       0.33                                                   75
       Profit Plan %                           Target                        100
                       +0.5                                                  133
                       +1.0                                                  167
                       +1.5                    Maximum                       200

       Zone AGMM*% vs. PP%
       -------------------

       Greater than 1.00% below                                                0
                       -1.00                   Threshold                      25
                       -0.67                                                  50
                       -0.33                                                  75
               Profit Plan %                   Target                        100
                        +0.5                                                 133
                        +1.0                                                 167
                        +1.5                   Maximum                       200

1. The scales are sliding. When actual performance falls between the points on the scale, it will be adjusted to the nearest 1/10th of 1% and interpolated to determine the award level.

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

--------------------------------------------------------------------------------

SUBJECT:   PERFORMANCE INCENTIVE PLAN - 2000

     2. Percent of targeted award earned is used as a multiple of incentive target which varies by level of employee. Refer to Section I.

 IV. Positions Covered

 A. Corporate Officers and Huffy Company Presidents

      Corporate Officers
      ------------------
      Chairman, President and CEO
      Vice President - Finance and CFO
      Vice President - Controller
      Vice President - General Counsel and Secretary
      Vice President - Human Resources and Organization Development

 B. Huffy Company Staff

      - HBC
        ---

        V.P. & Controller
        V.P. Operations
        V.P. Human Resources & IT
        V.P. Sales & Marketing
        V.P. International Sales
        President Royce Union

        HSC
        ---

        V.P. Sales
        V.P. Controller
        V.P. Materials Management
        V.P. Global Operations
        V.P. Marketing & Product Development
        V.P. Product Engineering & Technology

        HSF
        ---

        V.P. Operations - In-Store
        V.P. Finance
        V.P. Sales/Marketing
        V.P. Human Resources
        V.P. Merchandising Services
        V.P. In-Home

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

--------------------------------------------------------------------------------
SUBJECT:     PERFORMANCE INCENTIVE PLAN - 2000

             - WIS
               ---

                V.P. Operations
                V.P. Finance and Controller
                V.P. Technology & Information Systems
                V.P. Sales and Account Management
                V.P. Human Resources


V.     Individual Personal Objectives
       ------------------------------



                                           Incentive Opportunity as a % of
                                                  Actual Base Salary
                                                  ------------------

                                           Below
                 Position                Threshold      Threshold     Maximum

      A. Chairman, President & CEO           0%           11.0%        22.0%

      B. Corporate Officers and
         ----------------------
          Huffy Company Presidents           0%            6.0%        12.0%
          Huffy Company Staff                0%            5.0%        10.0%

      D. Corporate Exemai
         ----------------
          1. Staff Level                     0%            5.0%        10.0%
          2. Other Exempt                    0%            2.0%         4.0%


For those individuals who have a portion of their incentive measured on this basis, the following implementation procedure will be used:

     1. Each individual will draw up objectives covering the calendar year based on supporting the supervisor's objectives and his own.

     2.   These objectives should have the following characteristics:

          a) Not be associated with EBIT or RONA goals in the Profit Plan. (Financial goals for such things as cost reduction or similar projects are appropriate goals.)

          b) Be as specific and as measurable as to successful attainment as possible. (A project need not be completed in the calendar year. The objective can be to obtain a specific status in the project by calendar year end.)

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

--------------------------------------------------------------------------------

Subject:     PERFORMANCE INCENTIVE PLAN - 2000

          c) 1) Chairman shall develop no more than 7 to 8 objectives.

             2) Other Corporate Officers and Huffy Company Presidents shall each develop no more than 6 objectives.

             3) Huffy Company Corporate Staff Level positions and Other
                Corporate. Exempt shall each develop no more than 3 to 5 objectives.

          d) A "degree of difficulty" should be assigned to each objective.

     3. The objectives and degrees of difficulty shall be reviewed between the individual and his/her supervisor and agreement reached on:

                        a) Completeness of list
                        b) State of objectives
                        c) Degree of difficulty

           It is the supervisor's responsibility to ensure that there is some consistency in the measurement of "degree of difficulty" among all his/her subordinates.

4. The Personal objectives development and results schedules will be annually set in the fall of each year.

5. The participant shall evaluate his/her own performance and then submit the evaluation to his supervisor who shall review and approve the evaluation. Final approval of results shall be made by the appropriate Huffy Company President or Corporate Officer. (A MINIMUM one over one approval is also required.)

6. Each individual shall be informed by his supervisor of his score, but only after all approvals have been secured.

7. Notwithstanding the foregoing, payments for personal objectives performance are expressly conditioned upon and made subject to the following base financial criteria:

All Corporate Exempt
--------------------

     Corporate E.P.S. less than 75% of Target    No bonus shall be paid for
     E.P.S. for Corporate bonus purposes         performance of personal
                                                 objectives

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

SUBJECT:  PERFORMANCE INCENTIVE PLAN - 2000

        Corporate E.P.S. at least 75%, but less than            50% of calculated bonus for
        90%, of Target E.P.S. for Corporate bonus               performance of personal
        purposes                                                objectives shall be paid

        Corporate E.P.S. 90% or greater of Target               100% of calculated bonus E.P.S. for
        Corporate bonus purposes                                for performance of personal
                                                                objectives


Huffy Companies
---------------

        Huffy Company EBIT less than 75%                        No bonus shall be paid for
        of approved Huffy Company Profit Plan                   performance of personal objectives

        Huffy Company EBIT at least 75%, but less               50% of calculated bonus for
        than 90%, of approved Huffy Company Profit              performance of personal
        Plan                                                    objectives shall be paid

        Huffy Company EBIT 90% or greater of                    100% of calculated bonus for performance
        approved Huffy Profit Plan                              of personal objectives shall be paid


VI. Implementation
    --------------


                1.  Eligibility
                    -----------

                    All exempt employees on the payroll on or before the first business day of the calendar year shall be eligible for consideration for a full incentive opportunity.

                    New Hires:  Employees starting AFTER the first business day of the calendar year shall be eligible for the percentage of annual incentive opportunity shown below:


                                                     Percentage of Annual
                    Hire Date                       Incentive Opportunity
                    ---------                       ---------------------

                    During 1st quarter                     75%
                    During 2nd quarter                     50%
                    During 3rd quarter                     25%
                    During 4th quarter                      0%

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

--------------------------------------------------------------------------------
Subject:     PERFORMANCE INCENTIVE PLAN - 2000

         Transfers, Promotions or Demotions: Individuals transferred, promoted or demoted during the calendar year shall have incentive opportunity as follows:

                                                  Calculation Based on
                                                  --------------------
                                               Old Actual          New Actual
                                               Base Salary         Base Salary
                                             Old. Opp. Level     New Opp. Level
          Transferred, Promoted or Demoted
                 During 1st Quarter               25%                  75%
                 During 2nd Quarter               50%                  50%
                 During 3rd Quarter               75%                  25%
                 During 4th Quarter              100%                   0%

 Note: Non-exempt and/or hourly employees promoted to exempt positions are eligible for incentive consideration as above but only for those quarters in which they held exempt positions. Also, status changes (including transfers, promotions and demotions, but excluding new hires) for incentive eligible employees at WIS which are effective for the first pay period beginning on or after the first day of the quarter shall be treated for incentive purposes as if they were effective the last day of the prior quarter.

Terminations:

                           To be eligible to receive the Performance Incentive Plan payment for a calendar year, an employee must be on the active payroll at the time payment for that calendar year is made (date check is issued).

Death or Retirement:       Employees who retired or died during or after, the
                           calendar year for which incentive is being calculated and who met the requirement of being on the active payroll during the year will be given consideration for an incentive payment on basis of the following percentage of full incentive opportunity: retired or died in 1 st Qtr - 25%; 2nd Qtr - 50%; 3rd Qtr - 75%;
                           4th Qtr -100%.

                           Payment for deceased employees shall be made to the beneficiary designated under the Salaried Employees Group Term Life Insurance Plan.

Active payroll is defined as receiving wages (recorded on the Federal W-2 form) from the Corporation or one of the Huffy Companies. Except for those terminated or retiring or deceased employees described above, employees absent for any reason and not receiving wages (as defined above) are not considered on the active payroll.

Exception to the eligibility requirements must be approved by the Vice President Human

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00

Subject:     PERFORMANCE INCENTIVE PLAN - 2000

Resources & Organization Development or CEO (in particular, requests for exceptions involving transfers and new hires when approval for such transfer or new hire has been obtained).

2. Payment        Except as noted below, payment for performance incentive shall
   -------        be annual and shall occur in march of each year for the prior calendar year's results.

3. Calculations   All incentive calculations will be rounded up to the nearest
   ------------   $25.00 increment and the minimum incentive payment to be paid will be $125.00 per employee, provided employee is eligible for incentive and such incentive is approved.


4. Definitions
   -----------

      Consolidated RONA
      -----------------

                  Profit after tax after cost of plan plus tax affected interest expense divided by the twelve (12) month rolling average of total assets less current liabilities excluding all interest bearing debt.

      E. P. S.             Earnings per common share.
      --------

      Huffy Company RONA   Earnings before interest, taxes, and goodwill
      ------------------   amortization, tax affected at the current profit plan
                           tax rate, divided by the twelve (12) month rolling average of total assets other than goodwill less current liabilities excluding all interest bearing debt.

      EBIT                 Earnings before interest and taxes and goodwill
      ----                 amortization.
      Cash Flow            The free cash flow as approved by the board of
      ---------            directors in the profit plan for the bonus year in
                           question, modified to reflect the actual beginning of the year balance sheet balances, as opposed to the projected balance sheet balances used for profit planning purposes.

      Actual Base Salary   Employee's actual base salary as of the January 1 of
      ------------------   the calendar year for which bonus is calculated.

      Promotion            One or more salary grades up from current salary
                           grade.

      Demotion One or more salary grades down from current salary grade.

      Transfer A change in position with substantially different duties and responsibilities which does not constitute a promotion or demotion.

HUFFY

CORPORATION

HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:       09/29/00

                                                SUPERSEDES:     07/15/00


Subject:  PERFORMANCE INCENTIVE PLAN - 2000

Distribution of This Policy
---------------------------

Restricted to Corporate Officers, Huffy Company Presidents, and Staff Level positions, except for Policy 128-A, 128-B, 128-C, which is restricted to Corporate Officers and Huffy Company Presidents.

Interpretation and Exceptions
-----------------------------

Interpretation and exceptions to this policy will be the responsibility of the Corporate Vice President Human Resources and Organization Development.


-----------------------------------        ----------------------------------
Vice President, Human Resources and        Chairman, President and Chief
Organization Development                   Executive Officer